UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2015

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) - (d)
Not applicable

(e)	Actions taken by the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Park National Corporation (“Park”) on June 15, 2015:
Supplemental Executive Retirement Benefits Agreements for David L. Trautman, C. Daniel DeLawder
and Brady T. Burt
On June 15, 2015, the Compensation Committee approved Supplemental Executive Retirement Benefits Agreements (each, a “SERP Agreement” and collectively, the “SERP Agreements”) entered into on the same day by The Park National Bank, a national banking association and wholly-owned subsidiary of Park (“PNB”) with each of:

•	David L. Trautman, who serves as President and Chief Executive Officer of each of Park and PNB

•	C. Daniel DeLawder, who serves as Chairman of the Board of each of Park and PNB

•	Brady T. Burt, who serves as Chief Financial Officer, Secretary and Treasurer of Park and Senior Vice President and Chief Financial Officer of PNB

Each of Messrs. Trautman, DeLawder and Burt is sometimes referred to as an “NEO” or a “Named Executive Officer” and collectively, they are referred to as the “NEOs” or the “Named Executive Officers.” The following description of the SERP Agreements is qualified in its entirety by reference to the SERP Agreements which are included as Exhibit 10.1(a) [Mr. Trautman’s], Exhibit 10.1(b) [Mr. Burt’s] and Exhibit 10.1(c) [Mr. DeLawder’s] to this Current Report on Form 8-K and incorporated herein by this reference.
Each of the SERP Agreements represents an unfunded, non-qualified benefit arrangement designed to constitute a portion of the aggregate retirement benefits for the Named Executive Officer who is a party to the SERP Agreement. Under their respective SERP Agreements, Mr. Trautman and Mr. Burt will be entitled to receive an annual supplemental retirement benefit of $253,800 and $201,000, respectively (each of their “Full Benefit”), commencing on the first business day of the month of March following the later of (a) the date on which the Named Executive Officer separates from service (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (collectively, “Section 409A”)) with PNB and its affiliates and (b) the Named Executive Officer’s attainment of age 65 (each of their “Payment Commencement Date”) and on the first business day on or immediately after each anniversary of his Payment Commencement Date until the death of the Named Executive Officer. Under his SERP Agreement, Mr. DeLawder will be entitled to receive an annual supplemental retirement benefit of $56,700 (his “Full Benefit”) commencing on the first day of the month of March following the later of (a) the date on which Mr. DeLawder separates from service with PNB and its affiliates and (b) Mr. DeLawder’s attainment of age 69 (his “Payment Commencement Date”) and on the first business day on or immediately after each anniversary of his Payment Commencement Date until the death of Mr. DeLawder. In each case, if the Named Executive Officer is a “specified employee” (within the meaning of Section 409A), no payment made following the Named Executive Officer’s separation from service with PNB and its affiliates may be made until the first day of the seventh month following such separation from service. The amount paid on this later date will include the cumulative amount that could not be paid during the prior six-month period.
If either Mr. Trautman or Mr. Burt voluntarily resigns from full-time employment with PNB and its affiliates for any reason before attaining age 62, or PNB or any of its affiliates discharges either Mr. Trautman or Mr. Burt for any reason before he attains age 62, then the affected Named Executive Officer will not be entitled to any supplemental retirement benefits under his respective SERP Agreement and such SERP Agreement will be immediately terminated.
If (a) either Mr. Trautman or Mr. Burt experiences a separation from service with PNB and its affiliates after age 62 but before age 65 or (b) Mr. DeLawder experiences a separation from service with PNB and its affiliates after June 15, 2015 but before attaining age 69, the respective Named Executive Officer will receive, instead of his Full Benefit, an “Early Benefit” in a lesser amount which will be based on the year in which the Named Executive Officer separates from service. The Early Benefit will be paid in the same manner as described above with respect to a Full Benefit.
If a Change in Control (as defined in the SERP Agreements) occurs before any of the Named Executive Officers experiences a separation from service with PNB and its affiliates, the affected Named Executive Officer(s) will become 100% vested and thus entitled to his/their Full Benefit upon any subsequent separation from service, other than for Cause, prior to: (i) age 65, in the case of each of Mr. Trautman and Mr. Burt and (ii) age 69, in the case of Mr. DeLawder. The Full Benefit will be paid in the same manner as described above with the respect to the payment of a Full Benefit without the occurrence of a Change in Control.

If a Named Executive Officer experiences a separation from service with PNB and its affiliates as a result of or in connection with an action or circumstance which constitutes “cause” (as defined in the SERP Agreement) or if the Board of Directors of PNB determines, following a Named Executive Officer’s Payment Commencement Date, that cause existed to terminate the Named Executive Officer, the SERP Agreement will immediately terminate and the Named Executive Officer will forfeit any right to receive future payments and must return all payments previously made under the SERP Agreement within 30 days. In addition, a Named Executive Officer will forfeit the right to receive future payments under the SERP Agreement if he violates certain non-competition, non-solicitation of customers and non-solicitation of employee covenants set forth in the SERP Agreement during a period of 12 months following his separation from service with PNB and its affiliates.
Each SERP Agreement will terminate upon the death of the NEO who is party thereto.
Although PNB is under no obligation to set aside, earmark or otherwise segregate any funds with which to pay PNB’s obligations under the SERP Agreements, and the Named Executive Officers are and will remain unsecured general creditors of PNB, PNB has purchased life insurance policies with respect to each of the NEOs in order to fund PNB’s obligations under the SERP Agreements. PNB anticipates that the life insurance policies will also provide a life insurance benefit for each NEO if he should die before age 84, in the case of Mr. Trautman and Mr. DeLawder, or age 82, in the case of Mr. Burt. The amount of this life insurance benefit is intended to be equal to the present value of the stream of future benefits which would have been paid under the SERP Agreement to the NEO but had not been paid at the time of his death.
Amended and Restated Split-Dollar Agreements for David L. Trautman and C. Daniel DeLawder; New Split-Dollar Agreement for Mr. Burt
On June 15, 2015, the Compensation Committee approved Amended and Restated Split-Dollar Agreements (each, an “A&R Split-Dollar Agreement” and collectively, the “A&R Split-Dollar Agreements”) entered into on the same day by PNB with each of Mr. Trautman and Mr. DeLawder. Mr. Trautman’s A&R Split-Dollar Agreement superseded his prior Split-Dollar Agreement dated May 19, 2008. Mr. DeLawder’s A&R Split Dollar Agreement superseded his prior Endorsement Method Split Dollar Plan #2 Agreement dated December 27, 1996 and amended as of August 1, 2010. In addition, the Compensation Committee approved a new Split-Dollar Agreement (the “New Burt Agreement”) entered into on June 15, 2015 by PNB with Mr. Burt. The following description of the A&R Split-Dollar Agreements is qualified in its entirety by reference to the A&R Split-Dollar Agreements which are included as Exhibit 10.2(a) [Mr. Trautman’s] and Exhibit 10.2(b) [Mr. DeLawder’s] to this Current Report on Form 8-K and incorporated herein by this reference. The following description of the New Burt Agreement is qualified in its entirety by reference to the New Burt Agreement which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by this reference.
Under the terms of each A&R Split-Dollar Agreement and the New Burt Agreement, PNB (and, in the case of Mr. DeLawder, PNB and Park) owns the life insurance policies (the “Policies”) to which the A&R Split-Dollar Agreement or the New Burt Agreement, as appropriate, relates and controls all rights of ownership with respect to the Policies. Each Named Executive Officer has the right to designate the beneficiary (beneficiaries) to whom a portion of the death proceeds payable under the Policies is to be paid in accordance with the A&R Split-Dollar Agreement or the New Burt Agreement, as apporpriate. Upon each Named Executive Officer’s death, his beneficiary (beneficiaries) will be entitled to an amount equal to the lesser of (a) the “Death Benefit” described in the A&R Split-Dollar Agreement or the New Burt Agreement, as appropriate, or (b) 100% of the difference between the total death proceeds payable under the Policies and the cash surrender value of the Policies at the time of the Named Executive Officer’s death (such difference being referred to as the “Net at Risk Amount”).
The Death Benefit under Mr. Trautman’s A&R Split-Dollar Agreement will be $4,313,000 if: (a) Mr. Trautman dies while a full‑time employee of PNB; (b) Mr. Trautman experiences a separation from service with PNB and its affiliates within 12 months after a “Change in Control” (as defined in the A&R Split-Dollar Agreement) even if that separation of service occurs before Mr. Trautman attains age 62; or (c) Mr. Trautman dies after he has retired following the attainment of age 62 and prior to attaining age 66. If Mr. Trautman dies after retiring and attaining age 66, the Death Benefit will be reduced each year and will be $0 if Mr. Trautman dies on or after attaining age 84. In no event will the amount payable to Mr. Trautman’s beneficiary (beneficiaries) exceed the Net at Risk Amount in each Policy as of the date of Mr. Trautman’s death.
The Death Benefit under the New Burt Agreement will be $2,353,000 if: (a) Mr. Burt dies while a full-time employee of PNB; (b) Mr. Burt experiences a separation from service with PNB and its affiliates within 12 months after a “Change in Control” (as defined in the New Burt Agreement) even if that separation of service occurs before Mr. Burt attains age 62; or (c) Mr. Burt dies after he has retired following the attainment of age 62 and prior to attaining age 66. If Mr. Burt dies after retiring and attaining age 66, the Death Benefit will be reduced each year and will be $0 if Mr. Burt dies on or after attaining age 82. In no event will the amount payable to Mr. Burt’s beneficiary (beneficiaries) exceed the Net at Risk Amount in the Policies as of the date of Mr. Burt’s death.
The Death Benefit under Mr. DeLawder’s A&R Split-Dollar Agreement will be $3,516,044 if: (a) Mr. DeLawder dies while a full‑time employee of PNB; or (b) Mr. DeLawder dies after he has terminated employment with PNB and its affiliates but before attaining age 70. If Mr. DeLawder dies after retiring and attaining age 70, the Death Benefit will be reduced each year and will be $0 if Mr. DeLawder dies on or after attaining age 84. In no event will the amount payable to Mr. DeLawder’s beneficiary (beneficiaries) exceed the Net at Risk Amount in each Policy as of the date of Mr. DeLawder’s death.
In each case, payment of the Death Benefit after the Named Executive Officer’s termination of employment with PNB and its affiliates will be subject to the following conditions:

•
Except in the case of a Change in Control, after the Named Executive Officer’s termination of employment with PNB and its affiliates, the Named Executive Officer has not been employed by any financial services firm offering like or similar products as PNB, except with written approval of PNB

•	The Named Executive Officer’s termination of employment from PNB has not been for cause as determined by the Board of Directors of PNB

PNB (and, in the case of Mr. DeLawder, PNB and Park) will be entitled to any death proceeds payable under the Policies remaining after payment to the Named Executive Officer’s beneficiary (beneficiaries). PNB and the Named Executive Officer’s beneficiary (beneficiaries) will share in any interest due on the death proceeds of the Policies on a pro rata basis based on the amount of proceeds due each person divided by the total amount of proceeds, excluding any such interest.
Amended and Restated Split-Dollar Agreement for Mr. Burt
On June 15, 2015, the Compensation Committee approved an Amended and Restated Split-Dollar Agreement (the “A&R Burt Agreement”) entered into on that same day by PNB and Mr. Burt. The A&R Burt Agreement supersedes his prior Split-Dollar Agreement effective as of January 1, 2010. The following description of the A&R Burt Agreement is qualified in its entirety by reference to the A&R Burt Agreement which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by this reference.
Under the terms of the A&R Burt Agreement, PNB owns the Policy to which the A&R Burt Agreement relates and controls all rights of ownership with respect to the Policy. Mr. Burt has the right to designate the beneficiary (beneficiaries) to whom a portion of the death proceeds payable under the Policy is to be paid in accordance with the A&R Burt Agreement. Upon Mr. Burt’s death, his beneficiary (beneficiaries) will be entitled to an amount equal to the lesser of (a) the “Death Benefit” described in the A&R Burt Agreement or (b) 100% of the difference between the total death proceeds payable under the Policy and the cash surrender value of the Policy at the time of Mr. Burt’s death (such difference being referred to as the “Net at Risk Amount”).
The Death Benefit under the A&R Burt Agreement will be determined annually by PNB, and will be approximately two times Mr. Burt’s highest annual total compensation (i.e., the sum of the annual base salary and the annual cash bonus/incentive compensation paid to Mr. Burt during a calendar year of employment with PNB) during the last ten calendar years of his employment with PNB. In no event will the amount payable to Mr. Burt’s beneficiary (beneficiaries) exceed the Net at Risk Amount in the Policy as of the date of Mr. Burt’s death.
Payment of the Death Benefit after Mr. Burt’s termination of employment with PNB and its affiliates will be subject to the following conditions:

•
Except in the case of a Change in Control, after Mr. Burt’s termination of employment with PNB and its affiliates, Mr. Burt has not been employed by any financial services firm offering like or similar products as PNB, except with written approval of PNB

•	Mr. Burt’s termination of employment from PNB has not been for cause as determined by the Board of Directors of PNB

PNB will be entitled to any death proceeds payable under the Policy remaining after payment to Mr. Burt’s beneficiary (beneficiaries). PNB and Mr. Burt’s beneficiary (beneficiaries) will share in any interest due on the death proceeds of the Policy on a pro rata basis based on the amount of proceeds due each person divided by the total amount of proceeds, excluding any such interest.
Item 9.01 - Financial Statements and Exhibits.
(a) - (c)
Not applicable

(d)    Exhibits. The following exhibits are included with this Current Report on Form 8-K:
Exhibit No.    Description

10.1(a)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and David L. Trautman

10.1(b)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and Brady T. Burt

10.1(c)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and C. Daniel DeLawder

10.2(a)	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and David L. Trautman

10.2(b)	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and C. Daniel DeLawder

10.3	Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and Brady T. Burt

10.4	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and Brady T. Burt

[Remainder of page intentionally left blank; signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: June 19, 2015	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 19, 2015

Park National Corporation

Exhibit No. Description

10.1(a)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and David L. Trautman

10.1(b)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and Brady T. Burt

10.1(c)	Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between The Park National Bank and C. Daniel DeLawder

10.2(a)	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and David L. Trautman

10.2(b)	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and C. Daniel DeLawder

10.3	Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and Brady T. Burt

10.4	Amended and Restated Split-Dollar Agreement, made and entered into effective as of June 15, 2015, between The Park National Bank and Brady T. Burt